Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2019-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool 2019-B 030419 Indicative.xlsx,” provided by the Company on March 5, 2019, containing information related to 3,688 automobile retail installment sale contracts (“Receivables”) as of March 4, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the CPS Auto Receivables Trust 2019-B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Application for Dealer Assignment, or Lien Entry Form.

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we performed the procedures listed below using the Receivable File. The absence of any of the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Receivable File are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File / Company’s Instructions

Obligor’s First Name and Last Name

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

For Sample Receivable #30, we observed that the borrower’s last name in the Data File was misspelled due to the exclusion of one letter. We were instructed by the Company not to consider this to be an exception.

Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

For Sample Receivable #25, the Vehicle Make and Vehicle Model stated in the Data File were “RAM” and “1500,” respectively. The Vehicle Make and Vehicle Model stated in the Installment Sale Contract were “Dodge” and “RAM 1500,” respectively. The Company instructed us to consider the information to be in agreement given the establishment of the RAM brand in 2010 as a spin-off from the Dodge brand.

Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivable #25, refer to discussion for the “Vehicle Make” attribute above.

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit B.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Portfolio Servic,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
March 26, 2019

The Sample Receivables
Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2019B001	51	2019B051	101	2019B101
2	2019B002	52	2019B052	102	2019B102
3	2019B003	53	2019B053	103	2019B103
4	2019B004	54	2019B054	104	2019B104
5	2019B005	55	2019B055	105	2019B105
6	2019B006	56	2019B056	106	2019B106
7	2019B007	57	2019B057	107	2019B107
8	2019B008	58	2019B058	108	2019B108
9	2019B009	59	2019B059	109	2019B109
10	2019B010	60	2019B060	110	2019B110
11	2019B011	61	2019B061	111	2019B111
12	2019B012	62	2019B062	112	2019B112
13	2019B013	63	2019B063	113	2019B113
14	2019B014	64	2019B064	114	2019B114
15	2019B015	65	2019B065	115	2019B115
16	2019B016	66	2019B066	116	2019B116
17	2019B017	67	2019B067	117	2019B117
18	2019B018	68	2019B068	118	2019B118
19	2019B019	69	2019B069	119	2019B119
20	2019B020	70	2019B070	120	2019B120
21	2019B021	71	2019B071	121	2019B121
22	2019B022	72	2019B072	122	2019B122
23	2019B023	73	2019B073	123	2019B123
24	2019B024	74	2019B074	124	2019B124
25	2019B025	75	2019B075	125	2019B125
26	2019B026	76	2019B076	126	2019B126
27	2019B027	77	2019B077	127	2019B127
28	2019B028	78	2019B078	128	2019B128
29	2019B029	79	2019B079	129	2019B129
30	2019B030	80	2019B080	130	2019B130
31	2019B031	81	2019B081	131	2019B131
32	2019B032	82	2019B082	132	2019B132
33	2019B033	83	2019B083	133	2019B133
34	2019B034	84	2019B084	134	2019B134
35	2019B035	85	2019B085	135	2019B135
36	2019B036	86	2019B086	136	2019B136
37	2019B037	87	2019B087	137	2019B137
38	2019B038	88	2019B088	138	2019B138
39	2019B039	89	2019B089	139	2019B139
40	2019B040	90	2019B090	140	2019B140
41	2019B041	91	2019B091	141	2019B141
42	2019B042	92	2019B092	142	2019B142
43	2019B043	93	2019B093	143	2019B143
44	2019B044	94	2019B094	144	2019B144
45	2019B045	95	2019B095	145	2019B145
46	2019B046	96	2019B096	146	2019B146
47	2019B047	97	2019B097	147	2019B147
48	2019B048	98	2019B098	148	2019B148
49	2019B049	99	2019B099	149	2019B149
50	2019B050	100	2019B100	150	2019B150

_________________

1 The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception List
Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
2	2019B002	Vehicle Model	ACCORD	CROSSTO